NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Value Opportunities Fund

Prospectus Supplement dated June 19, 2009,
to the Prospectus dated March 2, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On June 17, 2009, the Board of Trustees of Nationwide Mutual Funds (the "Board”) unanimously approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the Nationwide Value Opportunities Fund (the “Fund”) would cease operations and be liquidated. The Board’s decision to liquidate the Fund, and implementation of the Plan, are subject to approval of the Fund’s shareholders. In the near future, shareholders of the Fund will receive a proxy statement that contains more information about the Plan.

Effective immediately, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permissible (other than those purchase orders received through dividend reinvestment). Notwithstanding the foregoing, and for the purpose of accommodating the administrative requirements of certain investors, existing shareholders as of the date hereof who are either (i) qualified retirement plans or (ii) who participate in a pre-existing automated or systematic investing plan shall be permitted to place orders to purchase Fund shares through the close of regular business on the day of the shareholder meeting to approve the Plan, as identified in the proxy statement shareholders soon will receive. Any such existing shareholder who places a purchase order should be aware, however, that the Fund no longer represents a long-term investment solution, that it is no longer being marketed for new investment, and that, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions, potentially causing remaining shareholders to bear increased operating expenses. Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses, as described herein, in respect of their new as well as existing investments. Unless subject to a waiver or reduction as described in the Prospectus, purchases of Class A shares of the Fund will continue to be subject to applicable sales charges. Any existing shareholder who places a purchase order should also consider the potential tax consequences of making new investments in the Fund within a short period of the Fund’s potential liquidation.

Shareholders may continue to redeem or exchange their shares in the manner set forth in the Prospectus. Effective immediately, shareholders of the Fund will no longer be subject to a redemption/exchange fee. Pending shareholder approval of the Plan, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly. Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption.

If you exchange your Class B shares of the Fund into another Nationwide Fund, you will not be charged a CDSC upon the subsequent sale from the Nationwide Fund you exchange into, although your holding period for conversion of Class B shares to Class A shares will remain unchanged. Shareholders of Class A shares of the Fund may exchange their shares of the Fund for Class A shares of any other Nationwide Fund without paying a front-end sales charge. All other features of the exchange privilege described in the Prospectus will continue to apply. Rule 12b-1 distribution fees will continue to accrue on shares of the Fund in the manner set forth in the Prospectus until such time as the Fund is liquidated, assuming approval of the Fund’s shareholders.

You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.